SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement      [ ] Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Rule 14a-12

                              Wells Financial Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

          (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

          (4) Proposed maximum aggregate value of transaction:
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          (5)  Total fee paid:
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  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          (1) Amount previously paid:
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          (2) Form, Schedule or Registration Statement no.:
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          (3) Filing Party:
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          (4) Date Filed:
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

                       [WELLS FINANCIAL CORP. LETTERHEAD]



March 15, 2002

Dear Fellow Stockholder:


         On behalf of the Board of Directors and management of Wells Financial Corp., we cordially invite you to attend the Annual Meeting of Stockholders to be held at the Wells Community Building at 189 Second Street, S.E., Wells, Minnesota on Wednesday, April 17, 2002, at 4:00 p.m. local time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting. During the Meeting, we will also report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions stockholders may have.

         At the meeting, stockholders will vote upon the election of two directors of the Company.

         Whether or not you plan to attend the Meeting, please sign and date the enclosed form of proxy and mail it in the accompanying postage-paid return envelope as promptly as possible. This will not prevent you from voting in person at the Meeting, but will assure that your vote is counted if you are unable to attend. YOUR VOTE IS VERY IMPORTANT.


                                            Sincerely,

                                            /s/Lawrence H. Kruse
                                            ------------------------------------
                                            Lawrence H. Kruse
                                            Chairman of the Board

--------------------------------------------------------------------------------
                              WELLS FINANCIAL CORP.
                              53 FIRST STREET, S.W.
                             WELLS, MINNESOTA 56097
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 17, 2002
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Wells Financial Corp. (the "Company") will be held at the Wells Community Building at 189 Second Street, S.E., Wells, Minnesota on April 17, 2002, at 4:00 p.m. local time. The Meeting is for the purpose of considering and acting upon:

         1.       The election of two directors of the Company; and

         2. The transaction of such other matters as may properly come before the Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to come before the meeting.

         Action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on March 1, 2002 are entitled to notice of and to vote at the Meeting and any adjournments thereof.

         You are requested to sign and date the enclosed form of proxy which is solicited by the Board of Directors and mail it promptly in the enclosed envelope. This will not prevent you from voting in person at the Meeting, but will assure that your vote is counted if you are unable to attend. YOUR VOTE IS VERY IMPORTANT.

         EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE, AND MAIL THE ENCLOSED FORM OF PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Richard Mueller
                                              ----------------------------------
                                              Richard Mueller
                                              Secretary

Wells, Minnesota
March 15, 2002


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                              WELLS FINANCIAL CORP.
                              53 FIRST STREET, S.W.
                             WELLS, MINNESOTA 56097
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 17, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished to the holders of the common stock ("Common Stock") of Wells Financial Corp. (the "Company"). Proxies are being solicited by the Board of Directors of the Company to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Wells Community Building at 189 Second Street, S.E., Wells, Minnesota on April 17, 2002, at 4:00 p.m. local time. This Proxy Statement and the accompanying Notice of Meeting and proxy card are being first mailed on or about March 15, 2002 to those stockholders entitled to vote at the Meeting.

         At the Meeting, stockholders will consider and vote upon the election of two directors. The Board of Directors knows of no additional matters to be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

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                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company at the address of the Company shown above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person.

         Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Meeting or any adjournment thereof. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director should the nominee be unable to serve, or for good cause, will not serve, and matters incident to the conduct of the Meeting.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on March 1, 2002 ("Voting Record Date"), are entitled to one vote for each share of Common Stock then held. As of the Voting Record Date, the Company had 1,189,435 shares of Common Stock issued and outstanding.

         The Articles of Incorporation of the Company (the "Articles") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit and such person may have his or her voting rights reduced below 10%. Beneficial ownership is determined pursuant to the definition in the Articles and includes shares beneficially owned by such person or any of his or her affiliates or associates (as defined in the Articles), shares which such person or his or her affiliates or associates have the right to acquire upon the exercise of conversion rights or options, and shares as to which such person and his or her affiliates or associates have or share investment or voting power, but shall not include shares beneficially owned by any employee stock ownership or similar plan of the Company or any subsidiary.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting.

         As to the election of directors, the form of proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for the nominee being proposed. Directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes or (ii) proxies as to which authority to vote for the nominee being proposed is withheld.

Security Ownership of Certain Beneficial Owners

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Other than as noted below, management knows of no person or entity, including any "group" as that term is used in Section 13(d)(3) of the Exchange Act, who or which is the beneficial owner of more than 5% of the outstanding shares of Common Stock on the Voting Record Date. Information concerning the security ownership of management is included under "Information with Respect to Nominees for Director and Directors Continuing in Office."

                                                                 Percent of Shares of
                                          Amount and Nature of       Common Stock
Name and Address of Beneficial Owner      Beneficial Ownership       Outstanding
------------------------------------      --------------------       -----------

Wells Federal Bank, fsb                        128,272(1)              10.8%
Employee Stock Ownership Plan
53 First Street, S.W.
Wells, Minnesota  56097

Hovde Capital, L.L.C.                          115,650(2)               9.7%
1824 Jefferson Place
Washington, D.C.  20036

P.L. Capital                                   103,910(3)               8.7%
2015 Spring Road, Suite 290
Oak Brook, Illinois 60523

------------------------
(footnotes on next page)

------------------
(1) The Bank's Employee Stock Ownership Plan ("ESOP") purchased such shares for the exclusive benefit of ESOP participants with funds borrowed from the Company. These shares are held in a suspense account and are allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid.
(2) Based on a Form 4 filed with the S.E.C. on November 7, 2001 on behalf of Hovde Capital, L.L.C., Financial Institution Partners II, L.P., Eric D. Hovde and Steven D. Hovde.
(3) Based on an amended Schedule 13D filed with the SEC on April 9, 2001 on behalf of Financial Edge Fund, L.P., Financial Edge - Strategic Fund, L.P., PL Capital, LLC, John Wm. Palmer, Richard J. Lashley and Gary D. Pihlstrom.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, with the Securities and Exchange Commission and to provide copies of those reports to the Company. Other than as set forth herein, the Company is not aware of any beneficial owner (as defined in the Exchange Act regulations) of more than ten percent of the Common Stock.

         Based upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons, the Company believes that, aside from one reportable transaction on Form 4 for Lawrence H. Kruse that was not timely filed, all Section 16(a) filing requirements applicable to its executive officers and directors were complied with during the year ended December 31, 2001.

--------------------------------------------------------------------------------
              INFORMATION WITH RESPECT TO THE NOMINEES FOR DIRECTOR
                       AND DIRECTORS CONTINUING IN OFFICE
--------------------------------------------------------------------------------

Election of Directors

         The Articles require that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three year term, with approximately one-third of the directors elected each year. The Board of Directors currently consists of five members. Two directors will be elected at the Meeting, each to serve for a three-year term, as noted below, or until respective successors have been elected and qualified.

         Randel I. Bichler and Dale E. Stallkamp have been nominated by the Board of Directors to serve as directors. Both are currently directors of the Company and have consented to being named in this Proxy Statement and to serve if elected. If the nominees are unable to serve, the shares represented by all valid proxies will be voted for the election of such substitutes as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why the nominees might be unavailable to serve.

         The following table sets forth the nominees and the directors continuing in office, their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director of the Company, and the number and percentage of shares of the Common Stock beneficially owned. Currently, each director of the Company is also a member of the Board of Directors of the Bank.

                                                 Year First         Current                                 Percent
                                                 Elected or         Term to     Shares of Common Stock        of
Name                                Age(1)      Appointed(2)        Expire      Beneficially Owned(3)(4)     Class
----                                ------      ------------        ------      ------------------------     -----

                                       COMPANY'S NOMINEES FOR TERM TO EXPIRE IN 2005
Randel I. Bichler                     57            1998             2002             7,897 (6)(8)             --*
Dale E. Stallkamp                     56            1999             2002            23,187 (8)                1.9%

                                              DIRECTORS CONTINUING IN OFFICE
Lawrence H. Kruse                     69            1962             2003            28,136 (9)                2.3%
Gerald D. Bastian                     61            1986             2003            36,290 (5)                3.0%
Richard Mueller                       52            1986             2004            17,191 (6)(7)             1.4%
David Buesing                         55            1998             2004             5,062 (6)(8)             --*
All directors and executive officers
  of the Company as a group (7 persons)                                             129,710 (10)              10.6%

-------------
*        Less than 1%.
(1)      At December 31, 2001.
(2) Refers to the year the individual first became a director of the Bank or the Company. All directors of the Bank in December 1994 became directors of the Company upon its formation in December 1994.
(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals exercise sole voting and/or investment power, unless otherwise indicated.
(4)      Beneficial ownership as of the Voting Record Date.
(5)      Includes exercisable options to purchase 13,848 shares of Common Stock.
(6) Excludes 128,272 shares of Common Stock held under the Employee Stock Ownership Plan ("ESOP") and shares held under the Management Stock Bonus Plan ("MSBP") for which such individual serves as a member of the ESOP or MSBP Committee or Trustee Committee. Such individual disclaims beneficial ownership with respect to such shares held in a fiduciary capacity. The Board of Directors or the ESOP Committee may instruct the ESOP Trustees regarding investments of funds contributed to the ESOP. The ESOP Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares and allocated shares for which no timely direction is received will be voted by the ESOP Trustees as directed by the Board of Directors or the ESOP Committee, subject to the ESOP Trustees' fiduciary duties. Shares held in the MSBP are voted by the MSBP Trustees as directed by the MSBP Committee. At the Voting Record Date, 19,313 shares had not been allocated to employees under the ESOP and there were 18,815 shares in the MSBP.
(7)      Includes exercisable options to purchase 10,935 shares of Common Stock.
(8)      Includes exercisable options to purchase 2,187 shares of Common Stock.
(9)      Includes exercisable options to purchase 4,057 shares of Common Stock.
(10) Excludes 104,016 shares of Common Stock held under the ESOP and MSBP that have not been allocated to directors and executive officers. Includes exercisable options to purchase 38,576 shares of Common Stock.

Executive Officers of the Company

         The following individuals were executive officers of the Company as of December 31, 2001:

             Name        Age (1)       Positions Held With The Company and Bank
             ----        -------       ----------------------------------------

Lawrence H. Kruse (2)      69          President, Chief Executive Officer, Chairman of the
                                       Board of Directors

Gerald D. Bastian          61          Vice President and Director

James D. Moll              51          Treasurer and Principal Financial and Accounting
                                       Officer

--------------
(1)  At December 31, 2001.
(2) Effective February 28, 2002, Mr. Kruse retired from his position as President and Chief Executive Officer of the Company and the Bank.

Biographical Information

         The principal business experience of each director, nominee for director, and executive officer of the Company is set forth below. Unless otherwise noted, all persons have held their present occupation for at least the last five years.

         Randel I. Bichler has been a director of the Company and the Bank since 1998. Mr. Bichler has been engaged in the general practice of law in Wells since 1978. He retired from the United States Army Reserve as a Lt. Colonel in 1997.

         Dale E. Stallkamp has been a director of the Company and the Bank since April 1999. Mr. Stallkamp started his certified public accounting practice in September 1972. Prior to that time he was employed by the public accounting firm of Peat, Marwick, Mitchell.

         Gerald D. Bastian has been the Vice President of the Bank since 1974 and a director of the Bank since 1986 and has been a Vice President and director of the Company since its formation in December 1994. Mr. Bastian is a member of Southern Minnesota Realtors, Valley Industrial Development Corp., Mankato Area Chamber of Commerce, Bethlehem Lutheran Church, and the Hilltop Kiwanis Club.

         Richard Mueller has been a director of the Bank since 1986 and of the Company since its formation in December 1994. Mr. Mueller is the sole owner of Wells Drug Co., Inc. Mr. Mueller has served as a member of the local school board as well as a member of the Wells Chamber of Commerce. Mr. Mueller is a first cousin of Mr. James D. Moll, an executive officer of the Company.

         David Buesing has been a director of the Company since 1998. Mr. Buesing has been employed by Wells Concrete Product since 1973. He became President and General Manager of that company in 1982. He is a registered engineer in Minnesota, North Dakota and Kansas. He is a past Director of the Pre-stressed Concrete Institute and the Associated Minnesota Pre-stressed Association.

Executive Officers

         Lonnie R. Trasamar was appointed as President and Chief Executive Officer of the Company and the Bank effective March 1, 2002. For the past two and one half years, Mr. Trasamar has been in the commercial banking and real estate fields both as a Chief Financial Officer of a ten-bank holding company and as an independent businessman. Prior to that time, he was Chairman, President and Chief Executive Officer of MidAmerica Bank South in Mankato and Blue Earth, Minnesota.

         James D. Moll, CPA, has been, since December 1994, the principal financial and accounting officer of the Company and the Bank and, since February 1995, the Treasurer of the Company and the Bank. Prior to December 1994, Mr. Moll was an employee of the Bank's subsidiary, Wells Insurance Agency ("WIA"). Mr. Moll has been managing WIA for more than five years. Mr. Moll is a first cousin of Mr. Richard Mueller, a director of the Company and the Bank.

Meetings and Committees of the Board of Directors

         The Board of Directors conducts its business through meetings of the Board and through activities of its committees. Each member of the Board of Directors also currently serves as a member of the Board of Directors of the Bank, which meets monthly and may have special meetings.

         During the year ended December 31, 2001, the Board of Directors of the Company held twelve regular meetings and one special meeting. No director attended fewer than 75% of the total meetings of the Board of Directors of the Company and the committees on which such director served during the year ended December 31, 2001.

         The Nominating Committee of the Company recommends nominees for election as directors to the Board of Directors. The Nominating Committee, a non-standing committee, which met one time during 2001, consists of the entire Board of Directors. Although the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders. The Company's Articles include provisions setting forth specific conditions under which persons may be nominated as directors of the Company at an annual meeting of stockholders. A copy of such provisions is available upon request to: Wells Financial Corp., 53 First Street, S.W., Wells, Minnesota 56097, Attention: Corporate Secretary.

         The Compensation Committee, a standing committee, consists of the present non-employee members of the Board of Directors of the Bank. Mr. Trasamar, a non-voting advisory member of the committee, advises the committee on compensation matters for employees other than himself.

         The Audit Committee currently consists of Directors Bichler, Stallkamp, and Buesing, all of whom have been determined to be independent in accordance with the requirements of the Nasdaq Stock Market.

         The Audit Committee is responsible for recommending the appointment of the Company's independent public accountants and meeting with such accountants with respect to the scope and review of the annual audit. Additional responsibilities of the Audit Committee are to ensure that the Board of Directors receives objective information regarding policies, procedures and activities of the Company with respect to auditing, accounting, internal accounting controls, financial reporting, regulatory matters and such other activities of the Company as may be directed by the Board of Directors. The Audit Committee met seven times during the year ended December 31, 2001.

         The Board of Directors has reviewed, assessed the adequacy of and approved a formal written charter for the Audit Committee.

Report of the Audit Committee

         For the fiscal year ended December 31, 2001, the Audit Committee (i) reviewed and discussed the Company's audited financial statements with management, (ii) discussed with Company's independent auditor, McGladrey & Pullen, LLP ("McGladrey"), all matters required to be discussed under Statement on Auditing Standards No. 61., and (iii) received from McGladrey disclosures regarding McGladrey's independence as required by Independence Standards Board Standard No. 1 and discussed with McGladrey its independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001.

                  Audit Committee:

                  Randel I. Bichler, Dale E. Stallkamp, David Buesing

Principal Accounting Firm Fees

         Audit Fees. The aggregate fees incurred by the Company for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001 and for the review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for that fiscal year were $50,522.

         Financial Information Systems Design and Implementation Fees. There were no fees billed by McGladrey for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2001.

         All Other Fees. The aggregate fees incurred by the Company for services rendered to the Company, other than the services described above under "Audit Fees," for the fiscal year ended December 31, 2001 were $80,877.

         The audit committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         Members of the Board of Directors of the Company are not compensated by the Company for serving as a director. During 2001, each member of the Board of Directors of the Bank received a fee of $1,000 per month regardless of attendance at Board meetings. For 2001, non-employee directors received $100 per meeting for Audit, ESOP and Agriculture Credit Committee meetings. For the year ended December 31, 2001, fees paid to directors totaled $80,000.

Executive Compensation

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the Chief Executive Officer and Vice President of the Company for the years ended December 31, 2001, 2000 and 1999. No other executive officer of the Bank or the Company had a salary and bonus during such periods that exceeded $100,000 for services rendered in all capacities to the Bank or the Company in the aggregate.

                                      Annual Compensation(1)
                                      ----------------------
Name and                                                 Other Annual       All Other
Principal Position      Year     Salary    Bonus        Compensation(2)   Compensation
------------------      ----     ------    -----        ---------------   ------------

Lawrence H. Kruse       2001    $114,240   $10,855         $12,000       $35,180(3)
President and Chief     2000     114,109     1,824          11,200        33,910
Executive Officer       1999     111,909     1,824          10,750        25,891

Gerald D. Bastian       2001    $ 98,809   $ 5,685         $12,000       $30,077(4)
Vice President          2000      98,386     1,680          11,200        27,782
                        1999     104,622     1,680          10,750        21,450

------------
(1)      All compensation was paid by the Bank.
(2)      Constitutes Bank directors' fees.
(3) Consists of $6,744, $6,110 and $5,742 of health, life, and disability insurance premiums paid on behalf of Mr. Kruse for the years ended December 31, 2001, 2000 and 1999, respectively. For the years ended December 31, 2001, 2000 and 1999, the amount includes an allocation of 1,519, 1,744 and 1,743 shares under the ESOP, valued at the closing per share market prices of $18.72, $15.94 and $11.56 on December 31, 2001, 2000 and 1999, respectively.
(4) Consists of $6,752, $6,120 and $5,730 of health, life, and disability insurance premiums paid on behalf of Mr. Bastian for the years ended December 31, 2001, 2000 and 1999, respectively. For the years ended December 31, 2001, 2000 and 1999, the amount includes an allocation of 1,246, 1,359 and 1,360 shares under the ESOP, valued at the closing per share market prices of $18.72, $15.94 and $11.56 on December 31, 2001, 2000 and 1999, respectively. As of December 31, 2001, Mr. Bastian had 1,924 shares of restricted stock which had a value of $36,017 (based on the closing market price of $18.72 on December 31, 2001). Dividends on shares of restricted stock are held in arrears and paid upon vesting of the applicable award.

                                AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                       AND FISCAL YEAR END OPTION/SAR VALUES


                                                      Number of Securities
                                                     Underlying Unexercised        Value of Unexercised
                       Shares                             Options/SARs          in-the-Money Options/SARs
                     Acquired on    Value              at Fiscal Year-End         at Fiscal Year-End(1)
                      Exercise     Realized                    (#)                         ($)
           Name          (#)         ($)            Exercisable/Unexercisable   Exercisable/Unexercisable
           ----          ---         ---            -------------------------   -------------------------

Lawrence H. Kruse      19,168       $143,760              35,517 / --                  274,191 / $ --

Gerald D. Bastian       3,462       $ 26,138              13,848 / --                  106,907 / $ --

--------------
(1) Based upon an exercise price of $11.00 per share and the closing market price of $18.72 as of December 31, 2001.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         Randel I. Bichler, a director of the Company and the Bank, is an attorney with the Randel I. Bichler law office. During the fiscal year ended December 31, 2001, the Company retained Mr. Bichler's law firm to perform legal services including real estate, collections, civil litigation and foreclosures for the Company and the Bank for which the Company paid $13,356. The Company believes that the transactions with the Randel I. Bichler law office are on terms substantially the same, or at least as favorable to the Company, as those that would be provided by a non-affiliate.

         The Bank had no "interlocking" relationships existing on or after January 1, 2001 in which (i) any executive officer is a member of the Board of Directors/Trustees of another entity, one of whose executive officers is a member of the board of directors of the Bank, or where (ii) any executive officer is a member of the compensation committee of another entity, one of whose executive officers is a member of board of directors of the Bank.

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to executive officers, directors, employees, or immediate family members or affiliates thereof. All the loans have been made in the ordinary course of business and on substantially the same terms and conditions (including interest rates and collateral) that apply to the Bank's other customers, and do not involve more than the normal risk of collectibility, nor present other unfavorable features. Loans by the Bank to its directors and executive officers are subject to Office of Thrift Supervision ("OTS") regulations restricting loans and other transactions with affiliated persons of the Bank. The Bank's affiliates must qualify for any loans on the same terms and conditions that apply to other customers.

--------------------------------------------------------------------------------
                                    AUDITORS
--------------------------------------------------------------------------------

         McGladrey & Pullen, LLP were the Company's auditors for fiscal 2001. The Board of Directors has approved the selection of McGladrey & Pullen, LLP as its auditors for the 2002 fiscal year. A representative of McGladrey & Pullen, LLP is not expected to be present at the Meeting and will, therefore, be unable to respond to stockholders' questions or make a statement.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 53 First Street, S.W., P.O. Box 310, Wells, Minnesota 56097, no later than November 15, 2002. In addition, stockholder proposals must meet other applicable criteria as set forth in the Company's bylaws in order to be considered for inclusion in the Company's proxy materials.

         The Company's Articles provide that if notice of a stockholder proposal to take action at next year's annual meeting is not received at the Company's main office by February 17, 2003, the proposal will not be eligible for presentation at that meeting. In addition, stockholder proposals must meet other applicable criteria as set forth in the Company's bylaws in order to be eligible for presentation at next year's annual meeting.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting such proxies.

--------------------------------------------------------------------------------
                                 ANNUAL REPORTS
--------------------------------------------------------------------------------

         The Company's Annual Report to Stockholders for the year ended December 31, 2001, including financial statements, will be mailed on March 15, 2002 to all stockholders of record as of the Voting Record Date. Any stockholder who has not received a copy of the Annual Report may obtain a copy, without cost, by writing to the Secretary of the Company.

         Upon written request, the Company will furnish without charge (excluding exhibits) to any stockholder a copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001. All requests should be directed to Richard Mueller, Secretary, Wells Financial Corp., 53 First Street, S.W., P.O. Box 310, Wells, Minnesota 56097-0310.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/Richard Mueller
                                              ----------------------------------
                                              Richard Mueller
                                              Secretary


Wells, Minnesota
March 15, 2002

--------------------------------------------------------------------------------
                              WELLS FINANCIAL CORP.

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 17, 2002
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of Wells Financial Corp. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Wells Community Building at 189 Second Street, S.E., Wells, Minnesota on April 17, 2002, at 4:00 p.m., local time and at any and all adjournments thereof, as follows:

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES

1.       The election as director of the nominees      FOR     WITHHELD
         for director listed below, each for a         ---     --------
         three-year term:                              |_|       |_|

         Randel I. Bichler
         Dale E. Stallkamp

         INSTRUCTIONS:  To withhold your vote for any individual nominee, insert
         ------------   the nominee's name on the line provided below.


         -------------------------------------------------


--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED "FOR" THE PROPOSAL STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of Notice of the Meeting, a Proxy Statement dated March 15, 2002 and the 2001 Annual Report to Stockholders.



|_| Please check here if you plan to attend the Meeting.




Dated:                  , 2002
       -----------------


------------------------------------          ----------------------------------
SIGNATURE OF STOCKHOLDER                      SIGNATURE OF STOCKHOLDER


------------------------------------          ----------------------------------
PRINT NAME OF STOCKHOLDER                     PRINT NAME OF STOCKHOLDER


Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, SIGN, DATE, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------